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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       July 10, 2000
                                                --------------------------



                               ZALE CORPORATION
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             (Exact name of registrant as specified in its charter)

Delaware                      001-04129                     75-0675400
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(State or other              (Commission                    (IRS Employer
jurisdiction of              File Number)                   Identification No.)
incorporation)



901 W. Walnut Hill Lane, Irving,                             75038-1003
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code   (972) 580-4000
                                                   ---------------------------



                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

     On July 10, 2000, Zale Corporation issued a press release announcing that it had entered into a private label credit card arrangement with Associates First Capital Corporation. The press release is attached to this Report on Form 8-K as Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


        (a)  Financial Statements of Businesses Acquired.

             None.

        (b)  Pro Forma Financial Information.

             None.

        (c)  Exhibits.

             99.1   Press release dated July 10, 2000.














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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   ZALE CORPORATION
                                   -------------------------------------------
                                   Registrant


Date:  July 10, 2000               By: /s/ MARK R. LENZ
                                      ----------------------------------------
                                           Mark R. Lenz
                                           Senior Vice President, Controller
                                           (principal accounting officer
                                           of the registrant)






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                                  EXHIBIT INDEX

EXHIBIT
NUMBER             DESCRIPTION
-------            -----------
99.1               Press release dated July 10, 2000.










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